Exhibit 32.2



                                  CERTIFICATION
     REQUIRED BY RULE 13a-14(b) OR RULE 15d-14(b) AND 18 U.S.C. SECTION 1350 (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

               I, Randall Blank, as Chief Financial Officer of SEACOR Holdings Inc. (the "Company"), certify, pursuant to 18 U.S.C. ss. 1350, as adopted by
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

               (1) the accompanying Quarterly Report on Form 10-Q for the period ending September 30, 2004 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

               (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 9, 2004

                                                     /s/ Randall Blank
                                                     ---------------------------
                                                     Randall Blank
                                                     Chief Financial Officer